Document And Entity Information	9 Months Ended
	Jan. 01, 2012	Mar. 02, 2012
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Jan 1, 2012
Entity Registrant Name	InvenSense Inc
Entity Central Index Key	0001294924
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding		6,500,000

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Jan. 01, 2012	Apr. 03, 2011	Mar. 28, 2010
Assets
Cash and cash equivalents	$ 130,127	$ 28,795	$ 22,394
Short-term investments	9,516	9,280	12,875
Accounts receivable	10,245	9,765	5,201
Inventories	16,059	15,208	4,312
Prepaid expenses and other current assets	2,930	2,249	3,255
Total current assets	168,877	65,297	48,037
Property and equipment, net	3,912	3,492	3,187
Restricted time deposit	188	194	238
Other assets	3,135	1,763	2,988
Total assets	176,112	70,746	54,450
Liabilities and Stockholders' Equity
Accounts payable	4,594	6,687	3,481
Accrued liabilities	6,944	4,307	3,322
Advances from customer			4,016
Long-term debt - current portion	27	18	345
Total current liabilities	11,565	11,012	11,164
Long-term debt	29	16	4
Preferred stock warrants liability			7,852
Other long-term liabilities	2,690	577	430
Total liabilities	14,284	11,605	19,450
Commitments and contingencies (note 5)
Stockholders' equity:
Preferred stock, value
Common stock, $0.001 par value - 82,000 shares authorized, 17,056 shares issued and outstanding at March 28, 2010, 18,005 shares issued and outstanding at April 3, 2011, 750,000 shares authorized, and 79,441 shares issued and outstanding at January 1, 2012	127,631	5,762	2,855
Accumulated other comprehensive income (loss)	5	1	(9)
Retained earnings (deficit)	34,192	3,137	(6,210)
Total stockholders' equity	161,828	59,141	35,000
Total liabilities and stockholders' equity	176,112	70,746	54,450
Series A Convertible Preferred Stock [Member]
Stockholders' equity:
Preferred stock, value		9,019	7,970
Series B Convertible Preferred Stock [Member]
Stockholders' equity:
Preferred stock, value		22,341	11,513
Series C Convertible Preferred Stock [Member]
Stockholders' equity:
Preferred stock, value		$ 18,881	$ 18,881

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jan. 01, 2012	Apr. 03, 2011	Mar. 28, 2010
Preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Preferred stock ,shares authorized	20,000	0	20,000
Preferred stock, shares issued	0	0	0
Preferred stock ,shares outstanding	0	0	0
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	750,000	82,000	82,000
Common stock,shares issued	79,441	18,005	17,056
Common stock, shares outstanding	79,441	18,005	17,056
Series A Convertible Preferred Stock [Member]
Preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Preferred stock ,shares authorized	0	8,060	8,060
Preferred stock, shares issued	0	8,000	8,000
Preferred stock ,shares outstanding	0	8,000	8,000
Preferred stock, aggregate liquidation value	$ 0	$ 8,000	$ 8,000
Series B Convertible Preferred Stock [Member]
Preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Preferred stock ,shares authorized	0	6,566	6,566
Preferred stock, shares issued	0	5,920	5,920
Preferred stock ,shares outstanding	0	5,920	5,920
Preferred stock, aggregate liquidation value	0	11,000	11,000
Series C Convertible Preferred Stock [Member]
Preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Preferred stock ,shares authorized	0	15,510	15,510
Preferred stock, shares issued	0	15,510	15,510
Preferred stock ,shares outstanding	0	15,510	15,510
Preferred stock, aggregate liquidation value	$ 0	$ 19,000	$ 19,000

Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Jan. 01, 2012	Dec. 26, 2010	Jan. 01, 2012	Dec. 26, 2010	Apr. 03, 2011	Mar. 28, 2010	Mar. 29, 2009
Consolidated Statements Of Operations [Abstract]
Net revenue	$ 41,229	$ 27,170	$ 119,890	$ 72,695	$ 96,547	$ 79,556	$ 29,025
Cost of revenue	18,538	11,827	52,919	33,014	43,647	36,073	15,548
Gross profit	22,691	15,343	66,971	39,681	52,900	43,483	13,477
Operating expenses:
Research and development	4,758	3,792	14,099	11,380	15,826	13,085	8,545
Selling, general and administrative	4,427	4,863	12,836	11,478	15,596	8,427	4,632
Total operating expenses	9,185	8,655	26,935	22,858	31,422	21,512	13,177
Income from operations	13,506	6,688	40,036	16,823	21,478	21,971	300
Other income (expense):
Change in fair value of warrant liabilities				(4,025)	(4,025)	(6,363)
Other income (expense), net	(43)	(16)	166	(1)	31	(67)	(66)
Other income (expense)- net	(43)	(16)	166	(4,026)	(3,994)	(6,430)	(66)
Income before income taxes	13,463	6,672	40,202	12,797	17,484	15,541	234
Income tax provision	2,887	1,955	9,147	5,998	8,137	399	38
Net income	10,576	4,717	31,055	6,799	9,347	15,142	196
Net income allocable to preferred stockholders	5,157	3,684	20,618	5,631	7,716	12,150	196
Net income attributable to common stockholders	$ 5,419	$ 1,033	$ 10,437	$ 1,168	$ 1,631	$ 2,992
Basic	$ 0.11	$ 0.06	$ 0.36	$ 0.07	$ 0.09	$ 0.18
Diluted	$ 0.1	$ 0.05	$ 0.34	$ 0.06	$ 0.08	$ 0.17
Weighted average shares outstanding in computing net income per share attributable to common stockholders:
Basic	49,890	17,815	28,770	17,575	17,592	16,542	15,430
Diluted	55,294	22,281	33,591	22,144	22,202	20,867	17,519
Pro forma net income per share of common stock:
Basic	$ 0.14		$ 0.44		$ 0.14
Diluted	$ 0.13		$ 0.41		$ 0.13
Weighted average shares outstanding pro forma
Basic	74,541		70,976		67,903
Diluted	80,387		76,679		74,079

Consolidated Statements Of Stockholders' Equity And Comprehensive Income (USD $) In Thousands, except Share data	Series C Convertible Preferred Stock [Member] Convertible Preferred Stock [Member]	Series C Convertible Preferred Stock [Member]	Convertible Preferred Stock [Member]	Common Stock [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Retained Earnings (Accumulated Deficit) [Member]	Total
Balance at Mar. 30, 2008			$ 28,370	$ 616		$ (20,887)	$ 8,099
Balance, Shares at Mar. 30, 2008			20,573	14,714
Issuance of common stock from exercise of stock options				124			124
Issuance of common stock from exercise of stock options, shares				1,106
Stock compensation relating to stock options issued				510			510
Issuance of Series C convertible preferred stock at $1.225 per share (net of issuance costs of $28)	10,822	10,822
Issuance of Series C convertible preferred stock at $1.225 per share (net of issuance costs of $28), shares	8,858
Net income						196	196
Comprehensive income for the fiscal year							196
Balance at Mar. 29, 2009			39,192	1,250		(20,691)	19,751
Balance, Shares at Mar. 29, 2009			29,431	15,820
Reclassification of warrants from equity to liability upon adoption of FASB ASC 815-40-15 (see Note 1)			(828)			(661)	(1,489)
Issuance of common stock from exercise of stock options				299			299
Issuance of common stock from exercise of stock options, shares				1,210
Issuance of common stock for services				78			78
Issuance of common stock for services, shares				26
Stock compensation relating to stock options issued to consultants				33			33
Stock compensation relating to stock options issued to employees				1,195			1,195
Unrealized gain (loss) on available for sale investments					(9)		(9)
Net income						15,142	15,142
Comprehensive income for the fiscal year							15,133
Balance at Mar. 28, 2010			38,364	2,855	(9)	(6,210)	35,000
Balance, Shares at Mar. 28, 2010			29,431	17,056
Issuance of common stock from exercise of stock options				717			717
Issuance of common stock from exercise of stock options, shares				949
Reclassification of warrants from liability to equity (see Note 1)			11,877				11,877
Stock compensation relating to stock options issued to consultants				128			128
Stock compensation relating to stock options issued to employees				2,062			2,062
Unrealized gain (loss) on available for sale investments					10		10
Net income						9,347	9,347
Comprehensive income for the fiscal year							9,357
Balance at Apr. 03, 2011			50,241	5,762	1	3,137	59,141
Balance, Shares at Apr. 03, 2011			29,431	18,005
Issuance of common stock upon initial public offering, net of offering costs and underwriter commission				67,653			67,653
Issuance of common stock upon initial public offering, net of offering costs and underwriter commission, shares				10,000
Issuance of common stock from exercise of stock options				969			969
Issuance of common stock from exercise of stock options, shares				437
Issuance of preferred stock from exercise of stock warrants			499				499
Issuance of preferred stock from exercise of stock warrants, shares			269
Conversion of preferred stock to common stock upon initial public offering stock option			(50,740)	50,740
Conversion of preferred stock to common stock upon initial public offering stock option, shares			(29,700)	50,999
Stock compensation relating to stock options issued to consultants				14			14
Stock compensation relating to stock options issued to employees				2,493			2,493
Unrealized gain (loss) on available for sale investments					4		4
Net income						31,055	31,055
Comprehensive income for the fiscal year							31,059
Balance at Jan. 01, 2012				$ 127,631	$ 5	$ 34,192	$ 161,828
Balance, Shares at Jan. 01, 2012				79,441

Consolidated Statements Of Stockholders' Equity And Comprehensive Income (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Mar. 29, 2009
Series C Convertible Preferred Stock [Member]
Convertible preferred stock, par value	$ 1.225
Convertible preferred stock issuance costs	$ 28

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Jan. 01, 2012	Dec. 26, 2010	Apr. 03, 2011	Mar. 28, 2010	Mar. 29, 2009
Cash flows from operating activities:
Net income	$ 31,055	$ 6,799	$ 9,347	$ 15,142	$ 196
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	1,465	1,329	1,778	1,754	526
Loss (gain) on disposal of property and equipment	(160)	74	91	1	147
Amortization of debt discount to interest expense				13	51
Stock-based compensation expense	2,507	1,642	2,190	1,306	510
Change in fair value of warrant liability		4,025	4,025	6,363
Deferred income tax assets	175	393	489	(1,832)
Write-off of deferred offering costs		1,388	1,388
Changes in operating assets and liabilities:
Accounts receivable	(536)	(4,661)	(4,564)	(3,430)	(7,047)
Inventories	(851)	(6,571)	(10,896)	266	(3,748)
Prepaid expenses and other current assets	(585)	341	390	(1,526)	(338)
Other assets	(1,603)	(358)	(805)	173	(312)
Accounts payable	(2,297)	(1,707)	3,351	(370)	2,735
Accrued liabilities	4,393	2,215	1,124	2,318	663
Advances from customer		(16)	(16)		6,594
Net cash (used in) provided by operating activities	33,563	4,893	7,892	20,178	(23)
Cash flows from investing activities:
Purchase of property and equipment	(1,669)	(2,001)	(2,176)	(2,244)	(1,651)
Proceeds from the sale of property and equipment	188
Sale of available for sale investments	7,793	141	15,675
Purchase of available for sale investments	(8,025)	(5,233)	(10,062)	(14,898)
Changes in restricted time deposits		(88)	60	(114)	(64)
Net cash provided by (used in) investing activities	(1,713)	(7,181)	3,497	(17,256)	(1,715)
Cash flows from financing activities:
Proceeds from initial public offering net of underwriting commissions	69,750
Net proceeds from issuance of preferred stock	499				10,822
Proceeds from issuance of common stock	969	582	717	299	124
Offering costs	(1,717)	(1,388)	(1,388)
Proceeds from long-term debt and capital lease obligations		43	43	5	5
Payments of long-term debt and capital lease obligations	(19)	(353)	(360)	(778)	(1,626)
Payment of credit borrowings					(290)
Proceeds from refundable customer advances					4,000
Refund from refundable customer advances		(4,000)	(4,000)
Net cash provided by (used in) financing activities	69,482	(5,116)	(4,988)	(474)	13,035
Net increase (decrease) in cash and cash equivalents	101,332	(7,404)	6,401	2,448	11,297
Cash and cash equivalents:
Beginning of period	28,795	22,394	22,394	19,946	8,649
End of period	130,127	14,990	28,795	22,394	19,946
Supplemental disclosures of cash flow information:
Cash paid for interest	22	16	16	94	215
Cash paid for income taxes	6,586	6,235	7,735	1,874	2
Noncash investing and financing activities:
Unpaid accounts payable for property and equipment purchased	204	261	278	144	150
Unrealized gain (loss) from available for sale investments	4	24	10	(9)
Fixed assets acquired under capital leases	40	43	43	5	5
Non-cash settlement of advances from customers				4,393	2,201
Unpaid deferred offering costs	357	21	23
Reclassification of warrants from liabilities to equity		$ 11,877	$ 11,877

Organization And Summary Of Significant Accounting Policies	9 Months Ended
Jan. 01, 2012
Organization And Summary Of Significant Accounting Policies [Abstract]
Organization And Summary Of Significant Accounting Policies
1.	Organization and Summary of Significant Accounting Policies

Business

InvenSense, Inc. ("the Company") was incorporated in California in June 2003 and reincorporated in Delaware in January 2004. The Company designs, develops, markets and sells MEMS gyroscopes for motion processing solutions in consumer electronics and is dedicated to bringing the best-in-class size, performance and cost solutions to market. Targeting applications in video gaming devices, smartphones, tablet devices, digital still and video cameras, smart TVs, 3D mice, wearable health and fitness monitors, Optical Image Stabilization, and portable navigation devices, the Company delivers leading generation of motion processing solutions based on its advanced multi-axis gyroscope technology.

Certain Significant Business Risks and Uncertainties

The Company participates in the high-technology industry and believes that adverse changes in any of the following areas could have a material effect on the Company's future financial position, results of operations, or cash flows: reliance on a limited number of primary customers to support the Company's historical revenue generating activities; advances and trends in new technologies and industry standards; market acceptance of the Company's products; development of sales channels; strategic relationships, including key component suppliers; litigation or claims against the Company based on intellectual property, patent, product, regulatory, or other factors; and the Company's ability to attract and retain employees necessary to support its growth.

Basis of Consolidation

The consolidated financial statements include the accounts of InvenSense, Inc. (a Delaware corporation) and subsidiaries, InvenSense International, Inc. (Cayman Islands), InvenSense Taiwan Co., Ltd. (Taiwan), InvenSense Taiwan Sales Co., Ltd. (Taiwan), InvenSense G.K. (Japan), InvenSense Korea, Ltd. (Republic of Korea) InvenSense International FZE (United Arab Emirates) and InvenSense Hong Kong Holding Limited (Hong Kong). InvenSense Taiwan Co., Ltd. personnel are primarily engaged in product testing, and the remaining foreign subsidiaries' personnel primarily provide sales support to the Cayman Islands entity.

The Company incorporated "InvenSense International FZE" in Dubai under the laws of the United Arab Emirates on March 17, 2010, and $0.3 million of capital was invested on April 23, 2010. InvenSense International, Inc. was founded on May 26, 2010 under the laws of the Cayman Islands, and $2.5 million of capital was invested on August 11, 2010. Both companies are wholly owned subsidiaries of InvenSense, Inc. and have been established in connection with the expansion of the Company's international operations.

All intercompany transactions and balances have been eliminated upon consolidation. The functional currency of each of the Company's subsidiaries is the U.S. dollar. Foreign currency gains or losses are recorded as other expenses, net in the consolidated statements of income. During the fiscal years ended March 29, 2009 and March 28, 2010 foreign currency losses were $12,000 and $8,000, respectively. During the fiscal year ended April 3, 2011, foreign currency gains were $24,000. Foreign currency losses for the three and nine months ended December 26, 2010 were $39,000 and $50,000, respectively. The Company had foreign currency losses of $25,000 and gains of $6,000 for the three and nine months ended January 1, 2012, respectively.

Fiscal Year

The Company's fiscal year is a 52 or 53 week period ending on the Sunday closest to March 31. The Company's three most recent fiscal years ended on March 29, 2009, March 28, 2010 and April 3, 2011, respectively. The third fiscal quarter in each of the two most recent fiscal years ended on December 26, 2010 ("three months ended December 26, 2010") and January 1, 2012 ("three months ended January 1, 2012"), respectively. Hereafter, reference to "March 2009," "March 2010", "April 2011", "December 2010" and "January 2012" will denote those period-end dates and "Fiscal 2009," "Fiscal 2010" and "Fiscal 2011" will refer to the 52 or 53 week periods that ended on the referenced dates. Fiscal 2009 and Fiscal 2010 comprised 52 weeks, while Fiscal 2011 comprised 53 weeks.

Unaudited Interim Financial Information

The accompanying interim consolidated balance sheet as of January 2012, the interim consolidated statements of operations for the three and nine months ended December 2010 and January 2012 and the interim consolidated statement of cash flows and the interim consolidated statement of stockholders' equity and comprehensive income for the nine months ended January 2012 are unaudited. The unaudited interim financial statements have been prepared on the same basis as the annual consolidated financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's financial position as of January 2012 and the results of operations for the periods ended December 2010 and January 2012 and cash flows for the period ended January 2012. The financial data and other information disclosed in these notes to the consolidated financial statements related to the three and nine month periods are unaudited. The results of operations for periods ended January 2012 is not necessarily indicative of the results to be expected for the fiscal year ending April 2012 or for any future year or interim period.

Use of Estimates

The preparation of the Company's consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Significant estimates included in the financial statements include inventory valuation, preferred stock warrant valuation, warranty reserves, valuation allowance for recorded deferred tax assets and valuation of common and convertible preferred stock. These estimates are based upon information available as of the date of the consolidated financial statements, and actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid instruments acquired with an original maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents are stated at cost, which approximates their fair value.

Restricted Time Deposits

Restricted time deposits at March 2010, April 2011 and January 2012 include $0.2 million, $0.2 million and $0.2 million, respectively, of restricted cash held in a certificate of deposit as security deposit for a facility lease, in addition to rental deposits held by the Company's lessor at one of its international facilities.

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount, net of allowances for doubtful accounts and sales returns and allowances. The allowance for doubtful accounts is based on the Company's assessment of the collectability of customer accounts. The Company regularly reviews the need for an allowance by considering factors such as historical experience, credit quality, the age of the accounts receivable balances and current economic conditions that may affect a customer's ability to pay. As a result of the Company's favorable collection experience and customer concentration, no allowance for doubtful accounts was necessary at March 2010, April 2011 or January 2012. The reserve for sales returns and allowances is based on specific criteria including agreements to provide rebates and other factors known at the time, as well as estimates of the amount of goods shipped that will be returned. To determine the adequacy of the sales returns and allowances, the Company analyzes historical experience of actual returns as well as current product return information. During Fiscal 2009, Fiscal 2010, Fiscal 2011 and the three and nine months ended January 1, 2012, the Company incurred charges related to its reserve for sales returns and allowances of $0, $193,000, $428,000, $68,000 and $132,000, respectively. At March 2010, April 2011 and January 2012, the balances for the reserve for sales returns and allowances were $193,000, $85,000 and $68,000, respectively.

Segment Information

The Company operates in one operating segment by designing, developing, manufacturing and marketing linear and mixed-signal integrated circuits. The Chief Executive Officer has been identified as the Chief Operating Decision Maker as defined by Financial Accounting Standards Board's Accounting Standards Codification ("ASC") 280 "Segment Reporting". Enterprise-wide information is provided in accordance with ASC 280. Geographical revenue information is based on customers' ship-to location. Long-lived assets consist of property and equipment. Property and equipment information is based on the physical location of the assets at the end of each fiscal period.

Long-lived assets by country were as follows:

Country	March 2010	April 2011	January 2012
			(unaudited)
	(in thousands)
Taiwan	$2,028	$2,309	$2,848
Thailand	163	—	—
United States	945	1,137	1,033
Other	51	46	31

	$3,187	$3,492	$3,912

Net revenues from unaffiliated customers by geographic region were as follows:

				Three Months Ended		Nine Months Ended
Region	Fiscal 2009	Fiscal 2010	Fiscal 2011	December 26, 2010	January 1, 2012	December 26, 2010	January 1, 2012
				(unaudited)
	(in thousands)
Asia	$28,520	$79,036	$94,768	$26,553	$39,313	$71,179	$108,722
North America	264	448	792	426	1,791	748	10,887
Europe	92	57	987	191	125	768	281
Rest of World	149	15	–	–	–	–	–

	$29,025	$79,556	$96,547	$27,170	$41,229	$72,695	$119,890

Available for Sale Investments

Available for sale investments consist of securities with original maturities between three and thirteen months. Investments which have maturities exceeding twelve months beyond the balance sheet date are classified as long-term investments in the Company's consolidated balance sheets. The Company's investments are classified as available for sale since the sale of these investments may be required prior to their stated maturity to implement management's liquidity-related strategies. Available for sale securities are carried at fair value with temporary unrealized gains and losses, net of taxes, reported as a component of stockholders' equity. During Fiscal 2010 and Fiscal 2011, the Company recorded $9,000 in unrealized losses and $10,000 in unrealized gains, respectively, as a component of comprehensive income related to available for sale investments. During the three and nine months ended December 26, 2010 and the three and nine months ended January 1, 2012, the Company recorded $8,000 of unrealized loss and $24,000, $0 and $4,000, respectively, in unrealized gains as a component of comprehensive income related to available for sale investments.

Available for sale investments are considered to be impaired when a decline in fair value is judged to be other than temporary. The Company considers available quantitative and qualitative evidence in evaluating potential impairment of its investments on a quarterly basis. If the cost of an investment exceeds its fair value, management evaluates, among other factors, general market conditions, the duration and extent to which the fair value is less than cost, and the Company's intent and ability to hold the investment. Once a decline in fair value is determined to be other than temporary, an impairment charge is recorded and a new cost basis in the investment is established. During Fiscal 2009, Fiscal 2010, Fiscal 2011, the three and nine months ended December 26, 2010 and the three and nine months ended January 1, 2012, the Company did not incur any other than temporary impairments.

Impairment of Long Lived Assets

The Company regularly reviews the carrying amount of its long-lived assets, as well as the useful lives, to determine whether indicators of impairment may exist which warrant adjustments to carrying values or estimated useful lives. An impairment loss would be recognized when the sum of the expected future undiscounted net cash flows is less than the carrying amount of the asset. Should impairment exist, the impairment loss would be measured based on the excess of the carrying amount of the asset over the asset's fair value. The Company has not recognized any impairment losses for Fiscal 2009, Fiscal 2010, Fiscal 2011, the three and nine months ended December 26, 2010 or the three and nine months ended January 1, 2012.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents, investments, advances to vendors and accounts receivable. The Company limits exposure to credit loss by placing cash, cash equivalents and investments with major financial institutions within the United States that management assesses to be of high credit quality. The Company performs periodic evaluations of the credit worthiness of its customers but does not require collateral or other security to support accounts receivable. The Company has not experienced any losses on accounts receivables or on deposits of cash and cash equivalents.

At March 2010, three customers accounted for 59%, 17% and 14% of total accounts receivable. At April 2011, three customers accounted for 43%, 16% and 16% of total accounts receivable. At January 2012, three customers each accounted for 29%, 18% and 12% of total accounts receivable. No other customer accounts for more than 10% of total accounts receivable at March 2010, April 2011 or January 2012.

For Fiscal 2009, Fiscal 2010, Fiscal 2011 and the three and nine months ended December 26, 2010, one customer accounted for 80%, 85%, 73%, 84% and 80% of total net revenue, respectively. For the three months ended January 1, 2012, three customers each accounted for 41%, 17% and 13% of total net revenue. For the nine months ended January 1, 2012, three customers each accounted for 34%, 17% and 10% of total net revenue. No other customer accounted for more than 10% of total net revenue for Fiscal 2009, Fiscal 2010, Fiscal 2011, the three and nine months ended December 26, 2010 or the three and nine months ended January 1, 2012.

Research and Development

Research and development activities are expensed as incurred.

Comprehensive Income

ASC 220 "Comprehensive Income" establishes standards for the reporting and displaying of comprehensive income and its components. Comprehensive income includes certain changes in equity that are excluded from net income. Specifically, unrealized gains and losses are included in accumulated other comprehensive income. Comprehensive income has been reflected in the consolidated statements of stockholders' equity and comprehensive income. For Fiscal 2009, comprehensive income included only net income. During Fiscal 2010, Fiscal 2011, the three and nine months ended December 26, 2010 and the three and nine months ended January 1, 2012, comprehensive income included a combination of the current period net income and unrealized gain (loss) on available for sale investments.

Inventories

Inventories are stated at the lower of cost or market on a first-in, first-out basis. Inventories include finished good parts that may be specialized in nature and subject to rapid obsolescence. The Company periodically reviews the quantities and carrying values of inventories to assess whether the inventories are recoverable. The costs associated with write-downs of inventory for excess quantity and technological obsolescence are charged to cost of revenue as incurred.

Property and Equipment, net

Property and equipment, net are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the assets. The estimated useful lives are as follows: production and lab equipment—three to five years, computer equipment and software—three years, and leasehold improvements—over the shorter of the estimated useful life or the remaining lease term.

Warranty

The Company's warranty agreements are contract and component specific and can range from ninety days to three years for selected components. The Company accrues for anticipated warranty costs upon shipment based on the number of shipped units, historical analysis of the volume of product returned under the warranty program and management's judgment regarding anticipated rates of warranty claims and associated repair costs. The following table summarizes the activity related to the product warranty liability during Fiscal 2010, Fiscal 2011 and the nine months ended January 1, 2012:

	Fiscal 2010	Fiscal 2011	Nine Months Ended January 1, 2012
			(unaudited)
	(in thousands)
Beginning balance	$174	$480	$697
Provision for warranty	429	769	300
Less: actual warranty costs	(123)	(552)	(85)

Ending balance	$480	$697	$912

Revenue Recognition

Revenue from the sale of the Company's products is recognized when all of the following four criteria are met: (1) persuasive evidence of an arrangement exists; (2) the product has been delivered; (3) the price is fixed or determinable; and (4) collection is reasonably assured. Delivery takes place after the transfer of title which historically has occurred upon shipment of the product unless otherwise stated in the customer agreement.

For direct customers (i.e., other than distributors), the Company recognizes revenue when title to the product is transferred to the customer, which occurs upon shipment or delivery, depending upon the terms of the customer order.

The Company enters into sales transactions with distributors that it has established as either stocking distributors or non-stocking distributors. Non-stocking distributor sales transactions are those in which the distributor is purchasing product for an identified end-customer. In sales transactions with non-stocking distributors, the Company recognizes net revenue upon either shipment or delivery to the non-stocking distributor, depending upon the terms of the order. Pursuant to terms and conditions contained in the agreement with these distributors, all sales to non-stocking distributors are non-refundable and they do not have rights to return product purchases except under the Company's standard warranty terms. In addition, the Company does not provide any price concessions or price protection on shipments previously made to non-stocking distributors.

Stocking distributor sales transactions are those in which the distributor is purchasing product for resale to their customer. For stocking distributor sales transactions, the Company sells its products under distributor agreements that provide for return rights and price protection. When the stocking distributors hold inventory prior to resale to their customers, the Company's management has concluded it is unable to reasonably estimate sales returns or price protection adjustments under its distributor arrangements; accordingly, net revenue and related cost of revenue on shipments to distributors are deferred until the distributor reports that the product has been sold to an end customer ("sell through net revenue accounting"). Under sell through net revenue accounting, accounts receivable are recognized and inventory is relieved upon shipment to the distributor as title to the inventory is transferred upon shipment, at which point the Company has a legally enforceable right to collection under normal terms. The associated net revenue and cost of revenue are deferred and included in accrued liabilities on the consolidated balance sheets. When the related product is reported as having been sold by the Company's distributors to their end customers ("sold through"), the Company recognizes previously deferred income as net revenue and cost of revenue.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740-10 "Income Taxes", which requires the asset and liability approach and the recognition of taxes payable or refundable for the current year and deferred tax liabilities and assets for future tax consequences of events that have been recognized in the Company's consolidated financial statements or tax returns. The measurement of current and deferred tax liabilities and assets are based on provisions of the enacted laws; the effects of future changes in tax laws or rates are not anticipated. Deferred tax assets are reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized. Valuation allowances are established when necessary to reduce deferred tax assets to the amount that is more likely than not to be realized.

ASC 740-10 also prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC 740-10 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company's policy is to recognize interest and penalties related to unrecognized tax benefits in income tax provision. See Note 7 for additional information, including the effects of adoption on the Company's consolidated financial position, results of operations and cash flows.

Stock-Based Compensation

The Company applies the provisions of ASC 718-10 "Compensation—Stock Compensation" using the modified prospective method. ASC 718-10 establishes accounting for stock-based awards based on the fair value of the award measured at grant date. Accordingly, stock-based compensation cost is recognized in the consolidated statements of income as a component of both cost of revenue and operating expenses over the requisite service period. The fair value of stock options granted or modified is recognized as compensation expense using the Black-Scholes option pricing model, single option approach.

At March 2010 and April 2011, the Company had one stock option plan, the 2004 Equity Incentive Plan. In July 2011, the Company's Board of Directors and its stockholders approved the establishment of the 2011 Stock Incentive Plan (see Note 6). The Company determines the fair value of stock-based payment awards on the date of grant using complex and subjective variables, including expected term and stock price volatility over the expected term of the awards, and other less subjective variables such as risk-free interest rate and dividend rate (see Note 6).

Financial Instruments with Characteristics of Both Liabilities and Equity

ASC 815-40-15 "Contracts in Entity's Own Equity" provides guidance in assessing whether an equity-linked financial instrument (or embedded feature) is indexed to an entity's own stock for purposes of determining whether the appropriate accounting treatment falls under the scope of "Accounting For Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock," codified under both ASC 815-10 "Derivatives and Hedging" and ASC 815-40-15. Down-round provisions reduce the exercise price of a warrant or convertible instrument if a company either issues new warrants or convertible instruments that have a lower exercise price. The Company performed an assessment of the Company's outstanding warrants and convertible instruments and concluded that the preferred stock warrants issued by the Company are within the scope of ASC 815-40-15 due to the down-round provisions included in the terms of the agreements when the Company initially adopted ASC 815-40-15 on the first day of Fiscal 2010.

The Company calculated the fair value of the warrants by utilizing the Black-Scholes option pricing model. The estimated fair value of outstanding warrants was reclassified from stockholders' equity to non-current liabilities on the first day of Fiscal 2010. Additionally, under both ASC 815-40 and ASC 480 "Distinguishing Liabilities from Equity," the warrants were marked to market as of the end of each reporting period with changes in the fair value being recorded within the change in fair value of warrant liabilities line item in the Company's consolidated statements of income.

Effective June 25, 2010, the Company amended its Second Amended and Restated Certificate of Incorporation (as amended, the "Certificate of Incorporation") to remove the provisions that had previously resulted in the outstanding preferred stock warrants being classified as a long-term liability under ASC 815-40-15. Under ASC 815-40-15, on the date of amendment, the warrants were considered to be indexed to the Company's stock and accordingly the total warrants liability of $11.9 million was reclassified into stockholders' equity.

Deferred Offering Costs

Costs directly associated with the Company's initial public offering ("IPO") have been capitalized and are included in other assets on the Company's consolidated balance sheets. The Company filed its initial registration statement with the SEC on June 28, 2010. Deferred offering costs relating to the registration statement were $23,000 at April 2011. Deferred offering costs of $1.4 million were expensed in Fiscal 2011 (included in selling, general and administrative expenses on the consolidated statements of income) after the IPO had been postponed for more than 90 days. Upon completion of the Company's IPO in November 2011, deferred offering costs of $2.1 million were recorded as a reduction of the proceeds received in arriving at the amount recorded in stockholders' equity. There were no amounts capitalized at March 2010. There were no deferred offering costs capitalized and included in other assets at January 2012.

Net Income Per Share

Basic and diluted net income per common share are presented in conformity with the two-class method required for participating securities for the period prior to their conversion upon the IPO in November 2011 when all preferred shares were converted to common stock.

Prior to the IPO, holders of Series C convertible preferred stock are entitled to receive noncumulative dividends at the annual rate of $0.09840 per share prior to the payment of dividends on any other shares of the Company's stock. Once the payment of Series C convertible preferred stock has been completed, holders of Series A convertible preferred stock are entitled to receive noncumulative dividends at the annual rate of $0.08000 per share of Series A convertible preferred stock and Series B convertible preferred stock are entitled to receive noncumulative dividends at the annual rate of $0.14864 per share, payable on a pari passu basis, prior and in preference to any dividends on any other shares of the Company's common stock. In the event a dividend is paid on common stock, Series A, Series B, and Series C convertible preferred stockholders are entitled to a proportionate share of any such dividend as if they were holders of common stock (on an as-if converted basis).

Under the two-class method, net income attributable to common stockholders is determined by allocating undistributed earnings, calculated as net income less current period non-cumulative dividends allocable to Series A, Series B and Series C convertible preferred stock holders, between common stock and Series A, Series B and Series C convertible preferred stock for the period prior to their conversion upon the Company's initial public offering. In computing diluted net income attributed to common stockholders, undistributed earnings are reallocated to reflect the potential impact of dilutive securities. Basic net income per common share is computed by dividing the net income attributable to common stockholders by the weighted average number of common shares outstanding during the period, which excludes dilutive unvested restricted stock.

Diluted net income per share attributable to common stockholders is computed by dividing the net income attributable to common stockholders by the weighted average number of common shares outstanding, including unvested restricted stock, certain preferred stock warrants, (which were converted into common stock warrants at the completion of the Company's IPO), and potential dilutive common shares assuming the dilutive effect of outstanding stock options using the treasury stock method.

Pro forma diluted net income per share was computed to give effect to the conversion of the Series A, Series B, and Series C convertible preferred shares and certain preferred stock warrants both using the as-if converted method into common shares as though the conversion had occurred as of the beginning of each period presented.

The following table presents the calculation of basic and diluted net income per share:

	Fiscal 2009	Fiscal 2010	Fiscal 2011	Three Months Ended		Nine Months Ended
				December 26, 2010	January 1, 2012	December 26, 2010	January 1, 2012
				(unaudited)
	(in thousands except per share data)
Net income attributable to common stockholders:
Numerator:
Basic:
Net income	$196	$15,142	$9,347	$4,717	$10,576	$6,799	$31,055
Non-cumulative dividends on convertible preferred stock	(196)	(3,046)	(3,046)	(762)	(385)	(2,285)	(1,914)
Undistributed earnings attributable to convertible preferred stock	—	(9,104)	(4,670)	(2,922)	(4,772)	(3,346)	(18,704)

Net income attributable to common stockholders—basic	$—	$2,992	$1,631	$1,033	$5,419	$1,168	$10,437

Diluted:
Net income	$196	$15,142	$9,347	$4,717	$10,576	$6,799	$31,055
Non-cumulative dividends on convertible preferred stock	(196)	(3,147)	(3,147)	(787)	(393)	(2,360)	(1,967)
Undistributed earnings attributable to convertible preferred stock	—	(8,542)	(4,342)	(2,749)	(4,464)	(3,111)	(17,600)

Net income attributable to common stockholders—diluted	$—	$3,453	$1,858	$1,181	$5,719	$1,328	$11,488

Denominator:
Basic shares:
Weighted average shares used in computing basic net income per common share	15,430	16,542	17,592	17,815	49,890	17,575	28,770

Diluted shares:
Weighted average shares used in computing basic net income per common share	15,430	16,542	17,592	17,815	49,890	17,575	28,770
Effect of potentially dilutive securities:
Stock options	2,088	4,325	4,610	4,466	4,932	4,569	4,641
Unvested restricted stock	1	—	—	—	30	—	3
Common stock warrants	—	—	—	—	442	—	177

Weighted average shares used in computing diluted net income per common share	17,519	20,867	22,202	22,281	55,294	22,144	35,591

Net income per common share:
Basic	$0.00	$0.18	$0.09	$0.06	$0.11	$0.07	$0.36
Diluted	$0.00	$0.17	$0.08	$0.05	$0.10	$0.06	$0.34

The following summarizes the potentially dilutive securities outstanding at the end of each period that were excluded from the computation of diluted net income per common share for the periods presented as their effect would have been antidilutive :

	Fiscal 2009	Fiscal 2010	Fiscal 2011	Three Months Ended		Nine Months Ended
				December 26, 2010	January 1, 2012	December 26, 2010	January 1, 2012
				(unaudited)
	(in thousands)
Employee stock options	4,055	2,526	1,645	1,647	648	1,763	923

Shares used in computing pro forma net income per share (unaudited):

	Fiscal 2011	Three Months Ended	Nine Months Ended
		January 1, 2012	January 1, 2012
	(in thousands except per share data)
Basic shares:
Weighted average common shares used in computing basic net income per common share	17,592	49,890	28,770
Pro forma weighted average conversion of convertible preferred stock	50,311	24,651	42,206

Weighted average shares used in computing pro forma basic net income per share	67,903	74,541	70,976

Diluted shares:
Weighted average shares used in computing pro forma basic net income per share	67,903	74,541	70,976
Effect of potentially dilutive securities:
Employee stock options	4,610	4,932	4,641
Unvested restricted stock	—	30	3
Common stock warrants	—	442	177
Pro forma weighted average conversion of convertible preferred stock warrants	1,566	442	882

Weighted average shares used in computing pro forma diluted net income per share	74,079	80,387	76,679

Pro forma net income per share (unaudited):
Basic	$0.14	$0.14	$0.44
Diluted	$0.13	$0.13	$0.41

Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (FASB) issued ASU No. 2010-06, "Fair Value Measurements and Disclosures (ASC Topic 820)—Improving Disclosures About Fair Value Measurements". The ASU requires new disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. The authoritative guidance also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Company adopted the provisions of ASU No. 2010-06 as of the first day of Fiscal 2011. Other than requiring additional disclosures, the adoption of this new guidance did not have a material impact on the Company's consolidated results of operations and financial position.

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs." ASU No. 2011-04 amended ASC 820, Fair Value Measurements and Disclosures, to converge the fair value measurement guidance in U.S. GAAP and International Financial Reporting Standards (IFRSs). Some of the amendments clarify the application of existing fair value measurement requirements, while other amendments change particular principles in ASC 820. In addition, ASU No. 2011-04 requires additional fair value disclosures. The amendments are to be applied prospectively and are effective for interim and annual periods beginning after December 15, 2011, which is the Company's fourth quarter of fiscal year 2012. The Company is currently evaluating the impact, if any, that ASU No. 2011-04 may have on its financial condition and results of operations.

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income". ASU No. 2011-05 amended ASC 320, "Comprehensive Income, to converge the presentation of comprehensive income between U.S GAAP and IFRS." ASU No. 2011-05 requires that all non-owner changes in stockholders' equity be presented in either a single continuous statement of comprehensive income or in two separate but consecutive statements and requires reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented. ASU No. 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement in changes of stockholders equity. ASU 2011-05 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, which will be the Company's fiscal year 2013. The adoption of ASU No. 2011-05 will affect the presentation of comprehensive income but will not impact the Company's financial condition or results of operations.

Fair Value Of Financial Instruments	9 Months Ended
Jan. 01, 2012
Fair Value Of Financial Instruments [Abstract]
Fair Value Of Financial Instruments
2.	Fair Value of Financial Instruments

The Company applies the provisions of ASC 820-10 for fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. ASC 820-10 requires disclosure that establishes a framework for measuring fair value and expands disclosure about fair value measurements. The standard describes a fair value hierarchy based on three levels of inputs that may be used to measure fair value. The inputs for the first two levels are considered observable and the last is unobservable and include the following:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not active, or inputs which are observable, either directly or indirectly, for substantially the full term of the asset or liability; or

Level 3—Unobservable inputs in which there is little or no market data, and as a result, prices or valuation techniques are employed that require inputs that are significant to the fair value measurement.

This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. On a recurring basis, the Company measures certain financial assets and liabilities at fair value. The Company chose not to elect the fair value option as prescribed by ASC 825-10-05 "Fair Value Option" for its financial assets and liabilities that had not been previously carried at fair value. Therefore, financial assets and liabilities not carried at fair value, such as accounts payable, are still reported at their carrying values.

Cash Equivalents and Available for Sale Investments

At March 28, 2010, of the $22.4 million of cash and cash equivalents, $3.1 million was cash and $19.3 million was cash equivalents invested in money market funds. Additionally, the Company had available for sale investments totaling $14.9 million. As shown in the table below, the money market funds as well as the U.S. Treasury investments held by the Company were classified as Level 1 assets. The U.S. Agency Securities investments were classified as Level 2 assets where the fair value was determined from non-binding market consensus prices that are corroborated by observable market data.

At April 3, 2011, of the $28.8 million of cash and cash equivalents, $15.1 million was cash and $13.7 million was cash equivalents invested in money market funds. Additionally, the Company had available for sale investments totaling $9.3 million. As shown in the table below, the money market funds as well as the U.S. Treasury investments held by the Company were classified as Level 1 assets. The U.S. Agency Securities investments were classified as Level 2 assets where the fair value was determined from non-binding market consensus prices that are corroborated by observable market data.

At January 1, 2012, of the $130.1 million of cash and cash equivalents, $117.0 million was cash and $13.2 million was cash equivalents invested in money market funds. Additionally, the Company had available for sale investments totaling $9.5 million. As shown in the table below, the money market funds as well as the U.S Treasury investments held by the Company were classified as Level 1 assets. The U.S. Agency Securities investments were classified as Level 2 assets where the fair value was determined from non-binding market consensus prices that are corroborated by observable market data.

Fair value measurements at each reporting date were as follows:

March 2010:

Assets measured at fair value on a recurring basis were presented in the Company's consolidated balance sheet as of March 28, 2010.

	March 2010 Balance	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Other Unobservable Inputs Level 3
	(in thousands)
Money Market Funds	$19,301	$19,301	$—	$—
U.S. Treasury	6,009	6,009	—	—
U.S. Agency Securities	8,874	—	8,874	—

Total	$34,184	$25,310	$8,874	$—

Cash equivalents	$19,301	$19,301	$—	$—
Short-term investments	12,875	4,001	8,874	—
Long-term investments	2,008	2,008	—	—

Total	$34,184	$25,310	$8,874	$—

	March 2010 Amortized Cost	Unrealized Losses	March 2010 Estimated FMV
	(in thousands)
U.S. Treasury	$6,009	$—	$6,009
U.S. Agency Securities	8,883	(9)	8,874

Total Available for Sale Investments	$14,892	$(9)	$14,883

Cash			3,093
Cash equivalents			19,301

Total Aggregate Fair Value			$37,277

There were no transfers of assets measured at fair value between Level 1 and Level 2 during Fiscal 2010. Additionally, long-term investments were included in "Other Assets" on the consolidated balance sheet.

April 2011:

Assets measured at fair value on a recurring basis were presented in the Company's consolidated balance sheet as of April 3, 2011.

	April 2011 Balance	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Other Unobservable Inputs Level 3

	(in thousands)
Money Market Funds	$11,670	$11,670	$—	$—
U.S. Treasury	7,093	7,093	—	—
U.S. Agency Securities	4,187	—	4,187	—

Total	$22,950	$18,763	$4,187	$—

Cash equivalents	$13,670	$11,670	$2,000	$—
Short-term investments	9,280	7,093	2,187	—

Total	$22,950	$18,763	$4,187	$—

	April 2011 Amortized Cost	Unrealized Gain	April 2011 Estimated FMV
	(in thousands)
U.S. Treasury	$7,093	$—	$7,093
U.S. Agency Securities	2,177	10	2,187

Total Available for Sale Investments	$9,270	$10	$9,280

Cash			15,125
Cash equivalents			13,670

Total Aggregate Fair Value			$38,075

There were no transfers of assets measured at fair value between Level 1 and Level 2 during Fiscal 2011.

January 2012:

Assets measured at fair value on a recurring basis were presented in the Company's consolidated balance sheet as of January 1, 2012.

	January 2012 Balance	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Other Unobservable Inputs Level 3

	(in thousands)
Money Market Funds	$13,154	$13,154	$—	$—
U.S. Treasury	4,009	4,009	—	—
U.S. Agency Securities	5,507	—	5,507	—

Total	$22,670	$17,163	$5,507	$—

Cash equivalents	$13,154	$13,154	$—	$—
Short-term investments	9,516	4,009	5,507	—

Total	$22,670	$17,163	$5,507	$—

	January 2012 Amortized Cost	Unrealized Gain	January 2012 Estimated FMV
	(in thousands)
U.S. Treasury	$4,009	$—	$4,009
U.S. Agency Securities	5,502	5	5,507

Total Available for Sale Investments	$9,511	$5	$9,516

Cash			116,973
Cash equivalents			13,154

Total Aggregate Fair Value			$139,643

There were no transfers of assets measured at fair value between Level 1 and Level 2 during the nine months ended January 1, 2012.

Preferred Stock Warrants—As explained in Note 6, as of March 30, 2009 (the first day of Fiscal 2010), the Company adopted ASC 815-40-15. The Company calculated the fair value of the preferred stock warrants by utilizing the Black-Scholes option pricing model. The adoption of this authoritative guidance resulted in a reclassification of the estimated fair value of outstanding warrants from stockholders' equity to a liability for Fiscal 2010. Additionally, the warrants were marked to market through June 25, 2010, with changes in the fair value being recorded within the change in fair value of warrants liability line item in the Company's consolidated statements of income. The use of the Black-Scholes option pricing model is deemed a "Level 3" valuation method. On June 25, 2010, the Company amended its Certificate of Incorporation to remove the provisions that had previously resulted in the outstanding preferred stock warrants being classified as a long-term liability under ASC 815-40-15. (See Note 6.) Under ASC 815-40-15, on the date of amendment, the warrants were considered to be indexed to the Company's stock, and accordingly, the total warrants liability of $11.9 million was reclassified and included in stockholders' equity in Fiscal 2011.

Financial liabilities measured at fair value on a recurring basis in the Company's consolidated balance sheet as of March 2010 are as follows:

	March 2010 Balance	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Other Unobservable Inputs Level 3

	(in thousands)
Preferred stock warrants	$7,852	$—	$—	$7,852

Total	$7,852	$—	$—	$7,852

The following table provides a roll-forward of the fair value of the preferred stock warrant liability categorized with Level 3 inputs:

	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Other Unobservable Inputs Level 3
	(in thousands)
Preferred stock warrant liability—at the date of adoption, March 30, 2009	$—	$—	$1,489
Increase in fair value	—	—	6,363

Preferred stock warrant liability, March 28, 2010	$—	$—	$7,852

Increase in fair value	—	—	4,025
Reclassified to preferred stockholders' equity	—	—	(11,877)

Preferred stock warrant liability—April 3, 2011 and January 1, 2012	$—	$—	$—

Balance Sheet Details	9 Months Ended
Jan. 01, 2012
Balance Sheet Details [Abstract]
Balance Sheet Details
3.	Balance Sheet Details

Inventories

Inventories at March 2010, April 2011 and January 2012 consist of the following:

	March 2010	April 2011	January 2012
			(unaudited)
	(in thousands)
Work in progress	$3,895	$13,258	$5,770
Finished goods	417	1,950	10,289

Total Inventory	$4,312	$15,208	$16,059

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets at March 2010, April 2011 and January 2012 consist of the following:

	March 2010	April 2011	January 2012
			(unaudited)
	(in thousands)
Prepaid expenses	$663	$756	$1,302
Advance to vendors	1,551	455	395
Tax receivable	—	458	532
Deferred tax assets	1,014	553	593
Other current assets	27	27	108

Total prepaid expenses and other current assets	$3,255	$2,249	$2,930

The Company has signed agreements with four major foundry vendors to facilitate and expand their capacity for the Company's products. The Company paid $1.3 million, $0.5 million and $1.7 million, respectively, in advance payments to certain of these foundry vendors in Fiscal 2010, Fiscal 2011 and nine months ended January 1, 2012. The portion of advance payments to foundry vendors classified as current assets on the Company's consolidated balance sheets was $1.6 million, $0.5 million and $0.4 million for the same fiscal periods, respectively. These advances have been partially offset by the purchases from these vendors. The agreements allow the Company to offset these advances against wafer purchases from the foundries at various agreed upon rates. The Company believes that the advances to these vendors will be fully offset by future purchases from these vendors.

Property and Equipment

Property and equipment at March 2010, April 2011 and January 2012 consist of the following:

	March 2010	April 2011	January 2012
			(unaudited)
	(in thousands)
Production and lab equipment	$4,382	$5,573	$6,574
Computer equipment and software	290	605	740
Equipment under construction	389	305	317
Leasehold improvements and furniture and fixtures	602	692	746

Subtotal	$5,663	$7,175	$8,377
Accumulated depreciation and amortization	(2,476)	(3,683)	(4,465)

Property and equipment—net	$3,187	$3,492	$3,912

Depreciation and amortization expense for Fiscal 2009, Fiscal 2010 and Fiscal 2011 was $0.5 million, $1.8 million and $1.8 million, respectively. Depreciation and amortization expense for the three and nine months ended December 26, 2011 was $0.4 million and $1.3 million, respectively. Depreciation and amortization expense for the three and nine months ended January 1, 2012 was $0.5 million and $1.5 million, respectively. At the beginning of Fiscal 2010, the Company prospectively changed the estimated useful lives of certain production equipment from five years to three years as a result of changes in the expected use of such equipment. As a consequence, the Fiscal 2010 expense included $0.7 million of additional depreciation expense related to this change. The impact of the change for Fiscal 2010 and Fiscal 2011 was to decrease income from continuing operations and net income by $0.7 million and $0.4 million, respectively, and decrease basic and diluted net income per share by $0.03 and $0.02, respectively. Equipment under construction consists primarily of production and lab equipment. Equipment under construction is not subject to depreciation until it is available for its intended use. Capitalized leases consist of office equipment. During Fiscal 2009, Fiscal 2010 and Fiscal 2011, new capitalized leases totaled $5,000, $5,000 and $43,000, respectively. During the three and nine months ended December 26, 2010, new capitalized leases totaled $0 and $43,000 respectively. For both the three and nine months ended January 1, 2012 new capitalized leases totaled $40,000.

Accrued Liabilities

Accrued liabilities at March 2010, April 2011 and January 2012 consist of the following:

	March 2010	April 2011	January 2012
			(unaudited)
	(in thousands)
Engineering services	$322	$187	$170
Payroll-related expenses	1,047	1,390	1, 700
Bonus	942	1,091	2,453
Legal fees	176	433	634
Warranty reserves	480	697	912
Deferred revenue	—	64	128
Income tax payable	65	144	336
Other	290	301	611

Total accrued liabilities	$3,322	$4,307	$6,944

Advances From Customer

In November 2008, the Company entered into an agreement with a customer to facilitate the Company's expansion of its production capacity. The customer agreed to pay $4.0 million to the Company as a refundable customer deposit to secure the production capacity for specific products of the customer beginning calendar year 2010. In return, the Company was required, if requested, by the customer to provide a specific minimum number of units of the product to the customer in calendar year 2010 at an agreed upon price. The Company was required to repay the customer advance in the event that the customer purchased the specific minimum number of units of the products through December 2010. The Company repaid the entire balance of the $4.0 million advance on July 8, 2010 in advance of the scheduled repayment date at the election of the Company's management.

There were no additional advances from customers during Fiscal 2011 or during the three and nine months ended January 1, 2012.

Long-Term Debt	9 Months Ended
Jan. 01, 2012
Long-Term Debt [Abstract]
Long-Term Debt
4.	Long-Term Debt

Long-term debt at March 2010, April 2011 and January 2012 consists of the following:

	March 2010	April 2011	January 2012
			(unaudited)
	(in thousands)
First equipment loan	$—	$—	$—
Second equipment loan	340	—	—
Other	9	34	56

Subtotal	$349	$34	$56
Less: current portion	345	18	27

Total long-term debt	$4	$16	$29

Annual maturities of long-term debt at April 2011 and January 2012 are as follows:

Fiscal Years Ending March or April	April 2011	January 2012
	(in thousands)
2012	$18	$7	*
2013	16	27
2014	—	13
2015	—	9

	$34	$56

*	For remaining three months of Fiscal 2012.

At April 2011 and January 2012, long-term debt consisted of capitalized leases for office equipment payable through Fiscal 2013.

In October 2004, the Company entered into an equipment loan and security agreement (the "First Equipment Loan") with a lender for borrowings of up to $1.0 million. The loan was fully paid off during Fiscal 2010 upon the principal repayment of $26,000.

In March 2006, the Company entered into a line of credit agreement (the "Line of Credit") with the lender noted above for borrowings of up to $2.0 million. The Line of Credit was terminated upon principal repayment of $0.8 million during Fiscal 2009.

In May 2007, the Company entered into an equipment loan and security agreement (the "Second Equipment Loan") with the lender for borrowings of up to $2.0 million. Under the terms of the Second Equipment Loan, the lender agreed to advance to the Company equipment loans from time to time on or prior to March 31, 2008. The loans bore interest at 9% and were secured by substantially all assets of the Company. Loan principal repayments for Fiscal 2009, Fiscal 2010 and Fiscal 2011 were $0.6 million, $0.7 million and $0.3 million, respectively. On May 31, 2010, the Company paid in full all outstanding obligations owed under the "Second Equipment Loan" to its lender in the amount of $0.3 million.

Promissory Notes

In October 2006, the Company issued convertible promissory notes (the "Notes") in the aggregate principal amount of $4.0 million. The Notes bore interest at the rate of 8% per annum and provided that principal and accrued interest would become fully due and payable on the earlier of March 31, 2007 or upon occurrence of an event of default. In December 2006, the principal of the Notes ($4.0 million) and related interest payable ($31,956) were converted into 2,170,052 shares of Series B convertible preferred stock.

In conjunction with the Notes, the Company issued fully-vested warrants to purchase 430,568 shares of Series B convertible preferred stock at an estimated fair value of $1.858 per share, with a total estimated fair value of $0.6 million (see Note 6). As further explained in Note 6, upon the Company's amendment of its Certificate of Incorporation on June 25, 2010, these warrants have been reclassified into stockholders' equity.

Commitments And Contingencies	9 Months Ended
Jan. 01, 2012
Commitments And Contingencies [Abstract]
Commitments And Contingencies
5.	Commitments and Contingencies

Operating Lease Obligations

The Company has non-cancelable operating leases for its facilities through fiscal year 2015.

Future minimum lease payments under operating leases as of January 1, 2012 are as follows:

Fiscal Years Ending March or April	Amount
(in thousands)
2012 (remaining three months)	$328
2013	618
2014	240
2015	153

Total	$1,339

The Company's lease agreements provide for rental payments which have certain lease incentives and graduated rental payments. As a result, the rent expense is recognized on a straight-line basis over the term of the lease. The Company's rental expense under operating leases was approximately $0.4 million, $0.7 million and $0.9 million for Fiscal 2009, Fiscal 2010 and Fiscal 2011, respectively. The Company's rental expense under operating leases was approximately $0.4 million and $1.1 million for the three and nine months ended December 26, 2010, respectively. The Company's rental expense under operating leases was approximately $0.4 million and $1.2 million for the three and nine months ended January 1, 2012, respectively.

Purchase Commitment

The Company has non-cancelable purchase commitments with its foundry vendors through calendar 2012. Future minimum payments under the purchase commitments as of January 1, 2012 are as follows:

Fiscal Years Ending March or April	Amount
(in thousands)
2012	$7,741
Beyond 2012	2,601

Total	$10,342

401(k) Savings Plan

In November 2004, the Company established a defined contribution savings plan under Section 401(k) of the Internal Revenue Code. This plan covers substantially all employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pretax basis. The Company contributions to the plan may be made at the discretion of the Board of Directors. To date, no contributions have been made to the plan by the Company.

Legal Proceedings

The Company is subject to various legal proceedings and claims arising in the ordinary course of business. Although occasional adverse decisions or settlements may occur, management believes that the final disposition of such matters will not have a material effect on the Company's business, financial position, results of operations or cash flows.

On July 20, 2010, plaintiff Wacoh Company filed a complaint in the District of Delaware against the Company and four other companies in the business of making gyroscopes for various applications, alleging infringement of U.S. Patent Nos. 6,282,956 and 6,865,943. The complaint sought unspecified monetary damages, costs, attorneys' fees and other appropriate relief. In January 2012, the Company prevailed on a motion to sever the case against it from the cases against other companies and to transfer the case to the Northern District of California. The Company intends to continue to contest the case vigorously. The Company's management believes that this lawsuit has no merit and believes that the overall outcome of this complaint will not have a material effect on the Company's business, financial position, results of operations, or cash flows.

The Company indemnifies certain customers, distributors, suppliers and subcontractors for attorney fees and damages and costs awarded against such parties in certain circumstances in which the Company's products are alleged to infringe third-party intellectual property rights, including patents, registered trademarks or copyrights. There were no indemnification costs in Fiscal 2009, Fiscal 2010, Fiscal 2011, the three and nine months ended December 26, 2010 or the three and nine months ended January 1, 2012. Indemnification costs are charged to operations as incurred.

The Company's Third Amended and Restated Bylaws require the Company to indemnify its directors and officers and employees to the fullest extent permitted by the Delaware General Corporation Law (DGCL). In addition, certain of the Company's current directors, including the Company's chief executive officer have entered into separate indemnification agreements with the Company. The Company's Second Amended and Restated Certificate of Incorporation, as amended, limits the liability of directors to the Company or its stockholders to the fullest extent permitted by the DGCL. The obligation to indemnify generally means that the Company is required to pay or reimburse the individuals' reasonable legal expenses and possibly damages and other liabilities incurred in connection with these matters.

Stockholders' Equity	9 Months Ended
Jan. 01, 2012
Stockholders' Equity [Abstract]
Stockholders' Equity
6.	Stockholders' Equity

In connection with the completion of the IPO, all outstanding shares of convertible preferred stock were converted into the Company's common stock. As a result, following the IPO, the Company has no outstanding shares of convertible preferred stock as of January 2012.

Under the Company's Second Amended and Restated Certificate of Incorporation, as amended, the Company, at March 2010 and April 2011 had authorized the issuance of 30,136,000 shares of convertible preferred stock, with a par value of $0.001, which have been designated as Series A Convertible Preferred Stock ("Series A"), Series B Convertible Preferred Stock ("Series B"), and Series C Convertible Preferred Stock ("Series C"). Convertible preferred stock consists of the following:

	As of March 2010
Series	Period Issued	Price Per Share	Preferred Stock		Shares Authorized	Shares Outstanding	Liquidation Value
	(in thousands except per share amounts)
Series A	April 2004	$1.000	$7,970	(A)	8,060	8,000	$8,000
Series B	December 2006	$1.858	11,513	(A)	6,566	5,920	11,000
Series C	March to May 2009	$1.225	18,881		15,510	15,510	19,000

Total			$38,364		30,136	29,430	$38,000

(A)	As explained below, the Company adopted ASC 815-40-15 as of March 30, 2009 (the first day of Fiscal 2010), which resulted in a reclassification of $0.8 million from preferred stock to long-term liabilities (specifically "Preferred stock warrants liability"). Accordingly, $72,000 and $0.8 million were reclassified from the Series A and Series B amounts reflected in the table above to the preferred stock warrant liability, respectively.

	As of April 2011
Series	Period Issued	Price Per Share	Preferred Stock		Shares Authorized	Shares Outstanding	Liquidation Value
	(in thousands except per share data)
Series A	April 2004	$1.000	$9,019	(B)	8,060	8,000	$8,000
Series B	December 2006	$1.858	22,341	(B)	6,566	5,920	11,000
Series C	March to May 2009	$1.225	18,881		15,510	15,510	19,000

Total			$50,241		30,136	29,430	$38,000

(B)

On June 25, 2010, the Company amended its Certificate of Incorporation to remove the provisions that had previously resulted in the outstanding preferred stock warrants being classified as a long-term liability under ASC 815-40-15. On the date of this amendment, the warrants were considered, under ASC 815-40-15, to be indexed to the Company's stock and accordingly, the fair value of the warrant liability on the date of the amendment, $11.9 million, was reclassified into stockholders' equity (as a component of the series of preferred stock into which the warrants were exercisable). As such, the above table reflects an increase from March 2010 of $1.0 million and $10.8 million in the carrying value of Series A and Series B, respectively.

Prior to the completion of the IPO, the holders of convertible preferred stock had the following rights:

Dividends Preference—The holders of Series C had the right to receive dividends, in preference to any dividends paid to the holders of Series A, Series B and common stock, at the rate of $0.09840 per share per annum, when and if declared by the Board of Directors. Such dividends would not be cumulative. To date, no such dividends had been declared. After payment of any dividends to the holders of Series C, the holders of Series A and Series B had the right to receive dividends, on a pari passu basis, in preference to any dividends paid to the holders of common stock, at the rates of $0.08000 and $0.14864 per share per annum, respectively, when and if declared by the Board of Directors. Such dividends would not be cumulative. To date, no such dividends had been declared.

After payment of any dividends to Series A and Series B, any additional dividends would be distributed among all holders of common stock and all holders of preferred stock in proportion to the number of shares of common stock which would be held by each such holder if all shares of such preferred stock were converted to common stock at the then effective conversion rate for each such series of preferred stock. To date, no such dividends had been declared.

Liquidation Preference—In the event of any Liquidation Event (defined below), the holders of Series C would be entitled to receive, prior and in preference to any distribution to other classes of the assets of the Company legally available for distribution, or the consideration received in such transaction, $1.225 per share, plus any declared and unpaid dividends on Series C. The holders of Series C were not entitled to any remaining assets after the above distribution.

Upon completion of the distribution to the holders of the Series C, the holders of Series A and Series B would be entitled to receive, in preference to the holders of common stock, amounts equal to $1.00 and $1.858 per share, respectively, plus any declared and undeclared dividends on Series A and Series B, respectively. The holders of Series A and Series B were not entitled to any remaining assets after the above distribution.

Upon the completion of the above preferential distributions, any remaining available assets and funds of the Company would be distributed pro rata to the holders of common stock. A Liquidation Event includes: (A) a liquidation, dissolution, or winding-up of the Company; (B) the acquisition of the Company or of at least 50% of all of the outstanding capital stock of the Company by another entity by means of any transaction or series of related transactions described as per the Certificate of Incorporation; (C) a sale, transfer, or lease of all or substantially all of the assets of the Company; or (D) the transfer or series of transfers of the Company's securities such that the majority of the voting power of the Company changes.

Conversion—All outstanding shares of Series A, Series B and Series C would automatically be converted into shares of the Company's common stock immediately upon the earlier of (i) sale of common stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $2.45 per share as adjusted for any recapitalizations and with the gross proceeds to the Company of at least $25.0 million or (ii) the date specified by written consent or agreement of the holders of at least two-thirds of the then outstanding shares of preferred stock voting together as a single class with voting power determined as provided in the agreement. Each share of preferred stock was convertible into common stock at the option of the holder at any time at the then-effective conversion ratio, subject to adjustments for subdivisions or combinations of common stock, stock dividends, and other distributions and reorganizations, reclassifications, or similar events. As of April 2011, each share of Series A, Series B and Series C preferred stock was convertible, at the option of the stockholder, into 2.5 shares, 2.5 shares and 1.0 shares, respectively, of common stock.

Voting Rights—The holder of each share of Series A, Series B and Series C had the right to one vote for each share of common stock into which such share of preferred stock could then be converted. In addition, (i) the holders of Series A were entitled, voting as a separate class, to elect two directors of the Company; (ii) the holders of the common stock were entitled, voting as a separate class, to elect two directors of the Company, provided that one such director would be the chief executive officer of the Company; and (iii) the holders of Series A, Series B and Series C were entitled, voting together as a single class, to elect one director of the Company.

Protective Provisions—So long as any shares of Series A, Series B or Series C were outstanding, the Company may not, without the consent of a majority of the Series A, Series B or Series C, respectively, alter or change the rights, preferences or privileges of such respective series so as to adversely affect such series or increase or decrease the total number of authorized shares of such series. In addition, the Company may not, without the consent of a majority of the Series A, Series B and Series C: (i) create or authorize any new class or series of shares having rights, preferences or privileges pari passu or on par to the Series C; (ii) redeem any shares; (iii) effect any Liquidation Event; (iv) amend or waive any provision of the certificate of incorporation or bylaws to alter or change the rights, preferences or privileges of the preferred stock; (v) increase or decrease the authorized size of the Board of Directors; (vi) pay or declare any dividend or other distribution on shares; (vii) appoint a new chief executive officer, unless approved by the Board of Directors; (viii) change the Company's auditors, unless approved by the Board of Directors; or (ix) make any material change in the nature of the Company's business, unless approved by the Board of Directors.

Redemption—Prior to the issuance of Series C on March 28, 2008, the holder or holders of at least two-thirds of the then outstanding preferred stock, voting as a single class, could have elected to require the Company to redeem all shares of preferred stock at any time after five years from the date of purchase of the Series B. The Company would have refunded such redeemed preferred stock in three equal cash installments equal to the original preferred stock Series A and Series B proceeds, plus all declared but unpaid dividends on such shares. However, on March 28, 2008, the terms of existing Series A and Series B were amended in connection with the issuance of Series C preferred stock. The terms, as amended, no longer include the above referenced redemption rights held by holders of Series A and Series B.

Preferred Stock Warrants

In connection with the First Equipment Loan (see Note 4), on October 15, 2004, the Company issued a fully vested warrant to purchase 60,000 shares of Series A convertible preferred stock at an exercise price of $1.00. The warrant expires on December 31, 2012. The $38,000 fair value of the warrant on the date of grant was estimated using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 4.4%, contractual life of eight years, dividend yield of 0%, and expected volatility of 75%. The fair value of the warrant was recorded as a discount to the long-term debt and amortized to interest expense. The discount was fully amortized as of March 2009.

In connection with the Line of Credit (see Note 4) on February 27, 2006, the Company issued a fully vested warrant to purchase shares of convertible preferred stock with the number of shares issuable under the warrant and exercise price determined by a formula based in part on the subsequent Series B redeemable convertible preferred stock financing (the "Series B Financing"). Based on the subsequent Series B Financing, 139,958 shares of Series B redeemable convertible preferred stock at $1.43 per share were issuable under the warrant. The warrant expires on April 1, 2013 (seven years from the date of grant). The $0.2 million fair value of the warrant on the date of grant was estimated using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 4.6%, contractual life of seven years, dividend yield of 0%, and expected volatility of 75%. The fair value of the warrant was recorded as a discount to the long-term debt and was amortized to interest expense. The discount was fully amortized as of March 2009.

In connection with the issuance of the Promissory Notes (see Note 4), on December 4, 2006, the Company issued fully vested warrants to purchase 430,568 shares of the Company's Series B convertible preferred stock at $1.858 per share. The warrant expires on December 7, 2013 (seven years after issuance). The Company has determined the fair value of the warrants on the date of grant to be $0.6 million estimated using the Black-Scholes option pricing model with the following assumptions: 0% dividend yield, 70% volatility, risk-free rate of 4.6%, and contractual life of seven years. The Company recorded the fair value of these warrants as a discount on the Notes. The discount was fully amortized as additional interest expense upon conversion of the Notes as of March 2009.

In connection with the Second Equipment Loan (see Note 4) on May 14, 2007, the Company issued two fully-vested warrants to purchase 75,348 shares of Series B convertible preferred stock at an exercise price of $1.858 per share. The warrants expire on March 31, 2015. The $77,000 fair value of the warrants on the date of grant was estimated using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 4.7%, contractual life of seven years, dividend yield of 0%, and expected volatility of 50%. The fair value of the warrants was recorded as a discount to the long-term debt and was fully amortized as additional interest expense as of March 2010.

The Company adopted ASC 815-40-15 effective on March 30, 2009 (the first day of Fiscal 2010) and as such, reclassified the carrying value of its preferred stock warrants from additional paid-in capital to a long-term liability. The difference between the fair value of the warrant at March 2009 and the amount previously recorded in stockholders' equity was $0.7 million, which was recorded as an adjustment to the opening balance of accumulated deficit upon adoption. Under the provisions of ASC 815, the Company records increases or decreases in fair value at each balance sheet date of the preferred stock warrant liability in the consolidated statements of income. As of March 2010, the fair value of the warrant liability was $7.9 million and the increase in value of $6.4 million during Fiscal 2010 was recorded in the accompanying statement of income.

During Q1 2011, the Company recorded an increase in the change in fair value of the warrants of $4.0 million. On June 25, 2010, the Company amended its Certificate of Incorporation to remove the provisions that had previously resulted in the outstanding preferred stock warrants being classified as a long-term liability under ASC 815-40-15. On the date of this amendment, the warrants were considered, under ASC 815-40-15, to be indexed to the Company's stock and accordingly, the fair value of the warrant liability on the date of the amendment, $11.9 million, was reclassified into stockholders' equity (as a component of the series of preferred stock into which the warrants were exercisable).

At the date of adoption, on March 30, 2009, at March 28, 2010 and as of June 25, 2010 (the date of amendment of the Certificate of Incorporation), the fair value of the above warrants using the Black-Scholes option pricing model and underlying assumptions was as follows:

	At the Date of Adoption of ASC 815-40-15 March 30, 2009		As of Year-End March 28, 2010		As of June 25, 2010
	Series A	Series B	Series A	Series B	Series A	Series B
Warrant valuations (in thousands)	$144	$1,345	$703	$7,149	$1,049	$10,828
Risk-free interest rate	1.5%	1.5% - 2.0%	1.7%	1.7% - 2.6%	1.1%	1.1% - 1.9%
Life (years)	3.8	4.0 - 6.0	2.8	3.0 - 5.0	2.5	2.8 - 4.8
Volatility	52.6%	51.2% - 52.3%	54.9%	49.7% - 53.9%	53.4%	49.2% - 52.6%
Expected dividends	0%	0%	0%	0%	0%	0%
Fair value of preferred stock	$3.19	$3.19	$12.67	$12.67	$18.45	$18.45

The Company determined that the use of a Black-Scholes option pricing model was appropriate in determining the fair value of the warrants in light of management's determination, at each of the above dates, that the likelihood of raising equity at a price below the previous rounds of equity was remote in light of a number of factors including the Company's historical operating income, which has provided cash flows from operating activities.

Upon completion of the IPO, the outstanding warrants to purchase convertible preferred stock were converted into warrants to purchase common stock.

Stock Plans

In July 2011, the Company's Board of Directors and its stockholders approved the establishment of the 2011 Stock Incentive Plan (the "2011 Plan"). As of January 1, 2012, the Company has reserved for issuance under the 2011 Plan a total of 10,443,822 shares, plus any additional shares that would otherwise return to the 2004 Plan after January 1, 2012 as a result of forfeiture, termination or expiration of awards previously granted under the 2004 Plan ("Plan Rollover"). In addition, the 2011 Plan provides for annual increases in the number of shares available for issuance thereunder on the first business day of each fiscal year, beginning with the day after the completion of the Company's current fiscal year on April 1, 2012, equal to four percent (4%) of the number of shares of the Company's common stock outstanding as of such date.

Under the Company's 2004 Stock Incentive Plan and 2011 Stock Incentive Plan (the "Plans"), the Board of Directors may grant either incentive stock options, nonqualified stock options, or stock awards to eligible persons, including employees, nonemployees, members of the Board of Directors, consultants and other independent advisors who provide services to the Company.

Incentive stock options may only be granted to employees and at an exercise price of no less than fair value on the date of grant. Nonqualified stock options may be granted at an exercise price of no less than 100% of fair value on the date of grant. For owners of more than 10% of the Company's common stock, options may only be granted for an exercise price of not less than 110% of fair value, and these options generally expire 10 years from the date of grant. Stock options may be exercisable immediately but subject to repurchase. Stock options vest over the period determined by the Board of Directors, generally four years.

Stock option activities of the Company under the Plans are as follows (in thousands except per share amounts):

	Options Available for Grant	Options Issued and Outstanding	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (In Years)	Aggregate Intrinsic Value
Balance—March 30, 2008	2,779	7,167	$0.33
Options granted (weighted-average fair value of $0.53 per share)	(2,030)	2,030	0.83
Options exercised	—	(1,107)	0.11
Options canceled	1,047	(1,046)	0.20

Balance—March 29, 2009	1,796	7,044	$0.53
Increase to stock option pool	3,000
Options granted (weighted-average fair value of $1.41 per share)	(3,197)	3,197	2.68
Options exercised	—	(1,236)	0.30
Options canceled	660	(660)	0.89

Balance—March 28, 2010	2,259	8,345	$1.36
Options granted (weighted-average fair value of $2.51 per share)	(2,375)	2,375	5.37
Options exercised	—	(949)	0.76
Options canceled	1,573	(1,573)	3.21

Balance—April 3, 2011	1,457	8,198	$2.24	7.7	$31,452
Options granted (weighted-average fair value of $3.01 per share) (unaudited)	(589)	589	6.11
Options exercised (unaudited)	—	(184)	1.99
Options canceled (unaudited)	181	(181)	4.52

Balance—July 3, 2011 (unaudited)	1,049	8,422	$2.46
Increase in option pool (unaudited)	11,835
Options granted (weighted-average fair value of $3.58 per share) (unaudited)	(928)	928	7.32
Options exercised (unaudited)	—	(151)	2.24
Options canceled (unaudited)	157	(157)	4.25

Balance—October 2, 2011 (unaudited)	12,113	9,042	$2.93
Options granted (weighted-average fair value of $3.57 per share) (unaudited)	(2,418)	2,418	7.32
Options exercised (unaudited)	—	(151)	2.24
Options canceled (unaudited)	166	(157)	4.25

Balance—January 1, 2012 (unaudited)	9,861	11,192	$4.03	7.9	$66,513
April 3, 2011
Vested and expected to vest (unaudited)		6,869	$1.82	7.5	$29,209

Exercisable—April 3, 2011		4,077	$1.13	6.9	$20,135

July 3, 2011
Vested and expected to vest (unaudited)		7,582	$2.26	7.6	$38,381

Exercisable—July 3, 2011 (unaudited)		4,382	$1.18	6.8	$26,903

October 2, 2011
Vested and expected to vest (unaudited)		8,215	$2.72	7.5	$36,335

Exercisable—October 2, 2011 (unaudited)		4,706	$1.30	6.6	$27,431

January 1, 2012
Vested and expected to vest (unaudited)		10,032	$3.73	7.8	$62,561

Exercisable—January 1, 2012 (unaudited)		4,964	$1.34	6.5	$42,773

Restricted stock unit activities of the Company under the Plans are as follows (in thousands except per share amounts):

Restricted stock unit activity	Shares (in thousands)	Weighted average grant date fair value
Nonvested at October 2, 2011 (unaudited)	—	—
Granted (unaudited)	78.00	$10.10
Vested (unaudited)	—	—
Forfeited (unaudited)	—	—

Total nonvested at January 1, 2012 (unaudited)	78.00	$10.10

At January 1, 2012, there was approximately $0.5 million of total unrecognized compensation cost, restricted stock units, as measured, which the Company expects to recognize over a weighted-average period of 2.09 years.

Additional information regarding options outstanding as of April 2011 and January 2012 is as follows (in thousands except per share amounts):

Options Outstanding April 2011
Exercise Price	Number Outstanding	Weighted- Average Remaining Contractual Life (In Years)	Weighted- Average Exercise Price of Options Outstanding	Number Exercisable	Weighted- Average Exercise Price of Options Exercisable
$0.04 - $0.08	68	4.63	$0.07	68	$0.07
$0.11 - $0.172	376	5.69	0.16	376	0.16
$0.32 - $0.70	3,130	6.75	0.60	2,358	0.58
$1.02 - $2.97	2,974	7.66	2.49	1,215	2.36
$5.07 - $6.11	1,650	8.14	5.45	60	5.08

	8,198	7.68	$2.24	4,077	$1.13

Options Outstanding January 2012 (unaudited)
Exercise Price	Number Outstanding	Weighted- Average Remaining Contractual Life (In Years)	Weighted- Average Exercise Price of Options Outstanding	Number Exercisable	Weighted- Average Exercise Price of Options Exercisable
$0.04 - $0.08	68	3.88	$0.07	68	$0.07
$0.11 - $0.172	357	4.94	$0.15	357	$0.15
$0.32 - $0.70	3,060	6.03	$0.60	2,847	$0.59
$1.02 - $2.97	2,475	7.64	$2.48	1,385	$2.39
$5.07 - $10.00	4,636	9.37	$6.66	307	$5.28
$10.10 - $10.10	596	9.91	$10.10	—	$—

	11,192	7.92	$4.03	4,964	$1.34

During Fiscal 2010, the Board of Directors and the stockholders approved an additional 3,000,000 shares to be available for grant under the Plans. By April 2011, the Plans had accumulated 15,845,000 shares, and 9,655,000 shares were reserved for future issuance. During Fiscal 2012, the Board of Directors and the stockholders approved an additional 11,835,000 shares to be available for grant under the Plans. By January 1, 2012, the Plans had accumulated 27,680,000 reserved shares (without giving effect to Plan Rollover), and 21,053,000 shares were available for future issuance.

	April 2011 Shares	January 2012 Shares
	(in thousands)
		(unaudited)
Shares issuable under plans:
Options issued and outstanding	8,198	11,192
Restricted stock units granted	—	78
Shares remaining for issuance under plans	1,457	9,783

	9,655	21,053

Reserved in Plans	15,845	27,680
Less: Options exercised	(7,279)	(7,716)
Less: Restricted stock	(26)	(26)
Add: Repurchases of unvested shares	1,115	1,115

Shares available for future issuance	9,655	21,053

Valuation of Stock-Based Awards

The Company applies the provisions of ASC 718-10 "Compensation—Stock Compensation" using the modified prospective method. ASC 718-10 establishes accounting for stock-based awards based on the fair value of the award measured at grant date. Accordingly, stock-based compensation cost is recognized in the consolidated statements of income as a component of both cost of revenues and operating expenses over the requisite service period. The fair value of stock options granted or modified after March 31, 2006, is recognized as compensation expense using the Black-Scholes option pricing model, single option approach. ASC 718-10 requires tax benefits in excess of compensation cost to be reported as a financing cash flow rather than as a reduction of taxes paid. The determination of the fair value of stock-based payment awards on the date of grant using the Black-Scholes option pricing model is affected by the volatilities of a peer group of companies based on industry, stage of life cycle, size and financial leverage, actual and projected employee stock option exercise behaviors, risk-free interest rate and expected dividends. Variables to be determined include expected volatility, estimated term and risk-free interest rate.

Expected Term

The Company has elected to use the simplified method described in Staff Accounting Bulletin No. 110, Topic 14, Share-Based Payment, to compute the expected term.

Expected Volatility

The Company estimates volatility for option grants by evaluating the average historical volatility of peer group companies for the period immediately preceding the option grant for a term that is approximately equal to the option's expected term.

Risk-Free Interest Rate

The Company bases the risk-free interest rate that it uses in the Black-Scholes option pricing model on U.S. Treasury zero-coupon issues with remaining terms similar to the expected term on the options.

Expected Dividend

The Company does not anticipate paying any cash dividends in the foreseeable future and, therefore, uses an expected dividend yield of zero in the Black-Scholes option pricing model.

The aggregate intrinsic value of the stock options exercised during Fiscal 2009, Fiscal 2010 and Fiscal 2011 was $0.7 million, $2.2 million and $4.6 million, respectively. The aggregate intrinsic value of the stock options exercised during the three and nine months ended December 26, 2010 was $0.7 million and $4.1 million, respectively. The aggregate intrinsic value of the stock options exercised during the three and nine months ended January 1, 2012 was $0.7 million and $2.2 million, respectively. The aggregate intrinsic value was calculated as the difference between the exercise price of the stock options and the estimated fair market value of the underlying common stock at the date of exercise.

The number of options expected to vest takes into account an estimate of expected forfeitures. The remaining unamortized stock-based compensation expense, reduced for estimated forfeitures and related to non-vested options, was $2.6 million, $3.7 million and $13.3 million at March 2010, April 2011 and January 2012, respectively, and, for all periods will be amortized over a weighted-average remaining period of approximately three years. Total unrecognized expense will be adjusted for future changes in estimated forfeitures.

The Company used the following weighted-average assumptions in determining stock-based compensation expense for Fiscal 2009, Fiscal 2010, Fiscal 2011, the three and nine months ended December 26, 2010 and the three and nine months ended January 1, 2012:

	Fiscal 2009	Fiscal 2010	Fiscal 2011	Three Months Ended		Nine Months Ended
				Dec. 26, 2010	January 1, 2012	Dec. 26, 2010	January 1, 2012
				(unaudited)
Expected Term	6.1 years	5.6 years - 7.3 years	6.1 years	6.1 years	5.6 years	6.1 years	5.8 years
Volatility	50.8% - 54.3%	49.7% - 61.6%	42.5% - 50.3%	42.5%	48.2%	42.5%- 49.3%	48.7%
Risk-free interest rate	1.8% - 3.8%	2.1% - 3.2%	1.5% - 2.9%	1.5%	1.1%	1.5%- 3.0%	1.5%
Dividend yield	0%	0%	0%	0%	0%	0%	0%

Stock-Based Compensation Expense

Total employee stock-based compensation cost for the Company's stock plans for Fiscal 2009, Fiscal 2010, Fiscal 2011, the three and nine months ended December 26, 2010 and the three and nine months ended January 1, 2012 are recorded as follows:

	Fiscal 2009	Fiscal 2010	Fiscal 2011	Three Months Ended		Nine Months Ended
				Dec. 26, 2010	January 1, 2012	Dec. 26 2010	January 1, 2012
				(unaudited)
	(in thousands)
Cost of revenue	$68	$155	$261	$71	$78	$203	$237
Research and development	184	536	904	235	349	693	995
Selling, general and administrative	259	504	897	238	474	676	1,261

Total employee stock-based compensation expense	$511	$1,195	$2,062	$544	$901	$1,572	$2,493

Nonemployee Stock-Based Compensation

The Company did not grant any stock options to nonemployees during Fiscal 2009. However, during Fiscal 2010, the Company granted options to purchase 30,000 shares of common stock to a nonemployee at an exercise price of $2.97 per share. During Fiscal 2011, the Company granted 5,000 shares to a non-employee at an exercise price of $5.07 per share. During the nine months ended December 26, 2010, the Company granted 5,000 shares to a non-employee at an exercise price of $5.07 per share. The Company did not grant shares to non-employees during the nine months ended January 1, 2012.

Total stock-based compensation related to options granted to non-employees was $33,000 and $128,000 in Fiscal 2010 and Fiscal 2011, respectively. Compensation expense related to non-employee options was recorded in selling, general and administrative expense in Fiscal 2010 and selling, general and administrative expense and research and development expense in Fiscal 2011 in the consolidated statements of income.

Total stock-based compensation related to options granted to non-employees was $19,000 and $0.1 million in for the three and nine months ended December 26, 2010, respectively. Total stock-based compensation related to options granted to non-employees was $0 and $14,000 for three and nine months ended January 1, 2012, respectively. Compensation expense related to non-employee options was recorded in selling, general and administrative expense for the three and nine months ended December 26, 2010 and selling, general and administrative expense and research and development expense for the three and nine months ended January 1, 2012 in the consolidated statements of income.

For Fiscal 2010 and Fiscal 2011, the fair value of the options granted to non-employees was estimated using the Black-Scholes option-pricing model with the following weighted-average assumptions: no dividend yield (for all periods), volatility of 61.6% for Fiscal 2010 and 50.3% for Fiscal 2011, risk-free interest rates of 3.3% to 3.7% for Fiscal 2010 and 3.1% to 3.4% for Fiscal 2011 and a contractual life of 10 years for Fiscal 2010 and 8.5 to 9.1 years for 2011.

For the three and nine months ended December 26, 2010, the fair value of the options granted to non-employees was estimated using the Black-Scholes option model with the following weighted-average assumptions: no dividend yield for all periods, volatility of 58.1% to 61.1% and 52.0 to 61.1% for the three and nine months ended December 26, 2010, respectively, risk-free interest rate of 3.2% to 3.4% and 2.5% to 3.4% for the three and nine months ended December 26, 2010, respectively, and a contractual life of 9.3 to 9.8 years for the three and nine months ended December 26, 2010, respectively.

Common Stock

As of April 2011 and January 2012, common stock reserved for future issuance was as follows (in thousands):

	Number of Shares
Common stock reserved for issuance	April 2011	January 2012
Stock Plans:
Outstanding stock options	8,198	11,192
Outstanding restricted stock units	—	78
Reserved for future equity incentive grants	1,457	9,783

	9,655	21,053

Convertible preferred stock (as converted):
Series A	20,000	—
Series B	14,801	—
Series C	15,510	—

	50,311	—

Warrants to purchase convertible preferred stock (as converted):
Series A	150	—
Series B	1,614	—

	1,764	—
Warrants to purchase common stock	—	1,075

Total common stock reserved for future issuances	61,730	22,128

Income Taxes	9 Months Ended
Jan. 01, 2012
Income Taxes [Abstract]
Income Taxes
7.	Income Taxes

The components of income (loss) before taxes are as follows:

	Fiscal 2009	Fiscal 2010	Fiscal 2011
	(in thousands)
United States	$662	$15,449	$13,453
International	(428)	92	4,031

	$234	$15,541	$17,484

Income tax expense was comprised of the following:

	Fiscal 2009	Fiscal 2010	Fiscal 2011
	(in thousands)
Current:
Federal	$(12)	$1,828	$7,488
State	35	365	5
International	15	38	155

	$38	$2,231	$7,648

Deferred:
Federal	$—	$(1,222)	$245
State	—	(610)	611
International	—	—	(367)

	—	(1,832)	489

Income tax provision	$38	$399	$8,137

The provision for income taxes differs from the amount computed by applying the statutory rates as follows:

	Fiscal 2009	Fiscal 2010	Fiscal 2011
Income tax provision at the federal statutory rate	34.0%	35.0%	35.0%
State tax, net of federal benefit	2.3	1.9	—
Research and development credits	(121.9)	(3.2)	(2.0)
Foreign tax rate differential	108.1	(1.5)	(0.4)
Non deductible stock compensation	63.6	2.8	3.7
Change in fair value of warrant liabilities	—	15.1	8.1
Change in valuation allowance	(25.4)	(46.6)	2.4
Other	(44.3)	(0.9)	(0.3)

Effective tax rate	16.4%	2.6%	46.5%

In the three and nine months ended January 1, 2012, the Company recorded an income tax provision of $2.9 million and $9.1 million respectively, compared to an income tax provision of $2.0 million and $6.0 million in the three and nine months ended December 26, 2010, respectively. The Company's estimated 2012 effective tax rate differs from the U.S. statutory rate primarily due to profits earned in jurisdictions where the tax rate is lower than the U.S. tax rate and the benefit of the federal research and development income tax credit. The income tax provision was also unfavorably impacted by the effects of non-deductible stock-based compensation expense.

The components of the net deferred tax assets and liabilities are as follows:

	March 2010	April 2011
	(in thousands)
Deferred tax asset (liability), net:
Accrued expenses and reserves	$930	$711
Research and development credits	573	438
Net operating loss carryforwards	1,153	1,123
Deferred income	—	—
State Taxes	128
Fixed Assets	209	394
Other	—	9
Valuation allowance	(1,161)	(1,332)

Net deferred tax asset	$1,832	$1,343

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts for income tax purposes. The Company has not provided for U.S. federal income and foreign withholding taxes on undistributed earnings from non-U.S. operations as of April 2010 because such earnings are intended to be reinvested indefinitely.

At April 2011, the Company had approximately nil, $18.7 million and $0.3 million of U.S. federal, California state and foreign net operating loss carryforwards, respectively. The California net operating loss carryforwards expire between 2017 and 2022. In addition, the Company has U.S. federal, California state and foreign research tax credit carryforwards of approximately nil, $0.9 million and $0.2 million, respectively. The California credits are not subject to expiration under current California tax law.

While management believes that the Company has adequately provided for all tax positions, amounts asserted by tax authorities could be greater or less than the recorded position. Accordingly, the Company's provisions on federal, state and foreign tax-related matters to be recorded in the future may change as revised estimates are made or the underlying matters are settled or otherwise resolved.

The Company applies the provisions of ASC 740-10 "Income Taxes", "Accounting for Uncertainty in Income Taxes," ("ASC 740-10") which includes a two-step approach to recognizing, de-recognizing and measuring uncertain tax positions accounted for in accordance with ASC 740-10.

A reconciliation of the change in unrecognized tax benefits is as follows:

For the Period March 30, 2008 to April 3, 2011
(in thousands)
Balance at March 30, 2008	$223
Increases in unrecognized tax benefits	109

Balance at March 29, 2009	$332
Increases in unrecognized tax benefits	170

Balance at March 28, 2010	$502
Increases in unrecognized tax benefits	554

Balance at April 3, 2011	$1,056

Included in the gross unrecognized tax benefits balance of $1.1 million at April 3, 2011 are $0.5 million of tax positions which would affect income tax expense if recognized. The release of unrecognized tax benefits in excess of $0.5 million would not affect the effective tax rate as the Company maintains a valuation allowance on the amount. The Company recognizes interest and/or penalties related to income tax matters in income tax expense. As of April 2011, the Company had $7,000 accrued interest related to uncertain tax matters. By the end of the fiscal year ended April 1, 2012, the Company will have no uncertain tax positions that would be reduced as a result of a lapse of the applicable statute of limitations. The Company does not expect any significant increases or decreases to its unrecognized tax benefits within the next twelve months relating to tax positions at April 2011. The Company files income tax returns in the U.S. federal jurisdictions and various international jurisdictions. The 2003 through 2010 tax years are open and may be subject to potential examination in one or more jurisdictions.

Subsequent Events	9 Months Ended
Jan. 01, 2012
Subsequent Events [Abstract]
Subsequent Events

8. Subsequent Events

On January 24, 2012, the Company issued an aggregate of 645,552 shares of common stock pursuant to the net exercise of outstanding warrants issued in October 2004, February 2006 and May 2007.

The Company incorporated a new wholly owned subsidiary, "InvenSense China Ltd.," in Shanghai, China on February 9, 2012.